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EXHIBIT 10.13

                            INDEMNIFICATION AGREEMENT

         This INDEMNIFICATION AGREEMENT (this "Agreement") is made and executed as of April 13, 2009, by and between AMERICAN ENVIRONMENTAL ENERGY, INC., a Nevada corporation (the "Corporation"), and Walter O'Brien, an individual residing at _____________________________________ (the "Indemnitee").

                                    PREAMBLE

         The Corporation is aware that, in order to induce highly competent persons to serve the Corporation as Directors or in other capacities, the Corporation must provide such persons with adequate protection through insurance and indemnification against inordinate risks of claims and actions against them arising out of their service to and activities on behalf of the Corporation. The difficulty of obtaining adequate Directors' and officers' liability insurance in the current market has increased the difficulty of attracting and retaining such persons. The Board of Directors of the Corporation has determined that (1) it is essential to the best interests of the Corporation's stockholders that the Corporation act to assure such persons that there will be increased certainty of such protection in the future, and that (2) it is reasonable, prudent and necessary for the Corporation contractually to obligate itself to indemnify such persons to the fullest extent permitted by applicable law so that they will continue to serve the Corporation free from undue concern that they will not be so indemnified. The Indemnitee is willing to serve, continue to serve, and take on additional service for or on behalf of the Corporation on the condition that he or she be so indemnified.

         NOW, THEREFORE, in consideration of the premises and the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Corporation and the Indemnitee do hereby agree as follows:

1.       SERVICE BY THE INDEMNITEE

         The Indemnitee will continue to serve as a Director of the Corporation faithfully and will discharge his duties and responsibilities to the best of his ability so long as he is duly elected or qualified in accordance with the provisions of the Articles of Incorporation and Bylaws of the Corporation and the Nevada Revised Statutes, as may be amended from time to time, or until his earlier death, resignation or removal. The Indemnitee may at any time and for any reason resign from such position (subject to any other contractual obligation or other obligation imposed by operation of law), in which event the Corporation shall have no obligation under this Agreement to continue the Indemnitee in any such position. Nothing in this Agreement shall confer upon the Indemnitee the right to continue in the employ of the Corporation or as a Director of the Corporation or affect the right of the Corporation to terminate the Indemnitee's employment at any time in the sole discretion of the Corporation, with or without cause, subject to any contract rights of the Indemnitee created or existing otherwise than under this Agreement.

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2.       INDEMNIFICATION

         The Corporation shall indemnify the Indemnitee to the fullest extent permitted by the Nevada Revised Statutes or other applicable law, as in effect from time to time. Without diminishing the scope of the indemnification provided by this Section, the rights of indemnification of the Indemnitee provided hereunder shall include, but shall not be limited to, those rights hereinafter set forth, except that no indemnification shall be paid to the Indemnitee:

(i) on account of any suit in which judgment is rendered against the Indemnitee for disgorgement of profits made from the purchase or sale by the Indemnitee of securities of the Corporation pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended, or similar provisions of any federal, state or local statutory law;

(ii) on account of conduct of the Indemnitee which is finally adjudged by a court of competent jurisdiction to have been knowingly fraudulent or to constitute willful misconduct;

(iii) in any circumstance where such indemnification is expressly prohibited by applicable law;

(iv) with respect to liability for which payment is actually made to the Indemnitee under a valid and collectible insurance policy or under a valid and enforceable indemnity clause, bylaw or agreement (other than this Agreement), except in respect of any liability in excess of payment under such insurance, clause, bylaw or agreement;

(v) if a final decision by a court having jurisdiction in the matter shall determine that such indemnification is not lawful (and, in this respect, both the Corporation and the Indemnitee have been advised that it is the position of the Securities and Exchange Commission that indemnification for liabilities arising under the federal securities laws is against public policy and is, therefore, unenforceable, and that claims for indemnification should be submitted to the appropriate court for adjudication); or

(vi) in connection with any proceeding (or part thereof) initiated by the Indemnitee, or any proceeding by the Indemnitee against the Corporation or its Directors, officers, employees or other Indemnitees, unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized by the Board of Directors of the Corporation, (iii) such indemnification is provided by the Corporation in its sole discretion, pursuant to the powers vested in the Corporation under applicable law, or (iv) except as provided in Sections 10 and 13 hereof.

3. ACTIONS OR PROCEEDINGS OTHER THAN AN ACTION BY OR IN THE RIGHT OF THE CORPORATION

         The Indemnitee shall be entitled to the indemnification rights provided in this Section if he is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative in nature, other than an action by or in the right of the Corporation, by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent or fiduciary of any other entity, including, but not limited to, another corporation, partnership, joint venture or trust, or by reason of any act or omission by him in any such capacity. Pursuant to this Section, the Indemnitee shall be indemnified against all expenses (including attorneys' fees), costs, judgments, penalties, fines and amounts paid in settlement which were actually and reasonably incurred by him in connection with such action, suit or proceeding (including, but not limited to, the investigation, defense or appeal thereof), if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, if he had no reasonable cause to believe his conduct was unlawful.


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4.       ACTIONS BY OR IN THE RIGHT OF THE CORPORATION

         The Indemnitee shall be entitled to the indemnification rights provided in this Section if he is a person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding brought by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent or fiduciary of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, agent or fiduciary of another entity, including, but not limited to, another corporation, partnership, joint venture or trust, or by reason of any act or omission by him in any such capacity. Pursuant to this Section, the Indemnitee shall be indemnified against all expenses (including attorneys' fees), costs and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding (including, but not limited to, the investigation, defense or appeal thereof), if he acted in good faith and in a manner he reasonably believed to be in or not opposed to be the best interests of the Corporation; provided, however, that no such indemnification shall be made in respect of any claim, issue, or matter as to which applicable law expressly prohibits such indemnification by reason of any adjudication of liability of the Indemnitee to the Corporation, unless and only to the extent that the Courts of the State of Nevada or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity for such expenses and costs which such court shall deem proper.

5.       INDEMNIFICATION FOR COSTS, CHARGES AND EXPENSES OF SUCCESSFUL PARTY

         Notwithstanding the other provisions of this Agreement, to the extent that the Indemnitee has served on behalf of the Corporation as a witness or other participant in any claim, action or proceeding, or has been successful, on the merits or otherwise, in defense of any action, suit or proceeding referred to in Sections 3 and 4 hereof, or in defense of any claim, issue or matter therein, including, but not limited to, the dismissal of any action without prejudice, he shall be indemnified against all costs, charges and expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

6.       PARTIAL INDEMNIFICATION

         If the Indemnitee is entitled under any provision of this Agreement to indemnification by the Corporation for some or a portion of the expenses (including attorneys' fees), costs, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the investigation, defense, appeal or settlement of such suit, action, investigation or proceeding described in Section 3 or 4 hereof, but is not entitled to indemnification for the total amount thereof, the Corporation shall nevertheless indemnify the Indemnitee for the portion of such expenses (including reasonable attorneys' fees), costs, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by him to which the Indemnitee is entitled. Without limiting the generality of the foregoing, if the action suit, and so forth, is brought against the Indemnitee in his capacity as a director, officer, or employee and a stockholder, the presumption shall be that recovery is sought by reason of the Indemnitee's status as a director, officer or employee.

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7.       DETERMINATION OF ENTITLEMENT TO INDEMNIFICATION

         Upon written request by the Indemnitee for indemnification pursuant to
Section 3 or 4 hereof, the entitlement of the Indemnitee to indemnification pursuant to the terms of this Agreement shall be determined by the following person or persons, who shall be empowered to make such determination: (a) the Board of Directors of the Corporation, by a majority vote of a quorum consisting of Disinterested Directors (as hereinafter defined); or (b) if such a quorum is not obtainable or, even if obtainable, if the Board of Directors, by the majority vote of Disinterested Directors, so directs, by Independent Counsel (as hereinafter defined) in a written opinion to the Board of Directors, a copy of which shall be delivered to the Indemnitee. Such Independent Counsel shall be selected by the Board of Directors and approved by the Indemnitee. Upon failure of the Board to so select, or upon failure of the Indemnitee to so approve such Independent Counsel, such Independent Counsel shall be selected by the appropriate authority of the State of Nevada or such other person as the such authority shall designate to make such selection. Such determination of entitlement to indemnification shall be made not later than 45 days after receipt by the Corporation of a written request for indemnification. Such request shall include documentation or information which is necessary for such determination and which is reasonably available to the Indemnitee. Any costs or expenses (including attorneys' fees) incurred by the Indemnitee in connection with his request for indemnification hereunder shall be borne by the Corporation. The Corporation hereby indemnifies and agrees to hold the Indemnitee harmless therefrom irrespective of the outcome of the determination of the Indemnitee's entitlement to indemnification. If the person making such determination shall determine that the Indemnitee is entitled to indemnification as part (but not all) of the application for indemnification, such person shall reasonably prorate such partial indemnification among such claims, issues or matters.

8.       PRESUMPTIONS AND EFFECT OF CERTAIN PROCEEDINGS

         The Secretary of the Corporation shall, promptly upon receipt of the Indemnitee's request for indemnification, advise in writing the Board of Directors, or such other person or persons as are empowered to make the determination pursuant to Section 7, that the Indemnitee has made such request for determination. Upon making such request for indemnification, the Indemnitee shall be presumed to be entitled to indemnification hereunder and the Corporation shall have the burden of proof in the making of any determination contrary to such presumption. If the person or persons so empowered to make such determination shall have failed to make the requested indemnification within 45 days after receipt by the Corporation of such request, the requisite determination of entitlement to indemnification shall be deemed to have been made and the Indemnitee shall be absolutely entitled to such indemnification, absent actual and material fraud in the request for indemnification. The termination of any action, suit, investigation or proceeding described in
Section 3 or 4 hereof by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself: (a) create a presumption that the Indemnitee did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, that the Indemnitee had reasonable cause to believe that his conduct was unlawful; or (b) otherwise adversely affect the rights of the Indemnitee to indemnification, except as may be provided herein.

9.       ADVANCEMENT OF EXPENSES AND COSTS

         All reasonable expenses and costs actually incurred by the Indemnitee (including attorneys' fees, retainers and advances of disbursements required of the Indemnitee) shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding, if so requested by the


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Indemnitee, within 20 days after the receipt by the Corporation of a statement or statements from the Indemnitee requesting such advance or advances. The Indemnitee may submit such statements from time to time. The Indemnitee's entitlement to such expenses shall include those incurred in connection with any proceeding by the Indemnitee seeking an adjudication or award in arbitration pursuant to this Agreement. Such statement or statements shall reasonably evidence the expenses and costs incurred by him in connection therewith and shall include or be accompanied by an undertaking by or on behalf of the Indemnitee to repay such amount if it is ultimately determined that the Indemnitee is not entitled to be indemnified against such expenses and costs by the Corporation pursuant to this Agreement or otherwise.

10. REMEDIES OF THE INDEMNITEE IN CASES OF DETERMINATION NOT TO INDEMNIFY OR TO ADVANCE EXPENSES

         In the event that a determination is made that the Indemnitee is not entitled to indemnification hereunder or if payment has not been timely made following a determination of entitlement to indemnification pursuant to Sections 7 and 8, or if expenses are not advanced pursuant to Section 9, the Indemnitee shall be entitled to a final adjudication in an appropriate court of the State of Nevada or any other court of competent jurisdiction of his entitlement to such indemnification or advance. Alternatively, the Indemnitee may, at his option, seek an award in arbitration to be conducted by a single arbitrator pursuant to the rules of the American Arbitration Association, such award to be made within 60 days following the filing of the demand for arbitration. The Corporation shall not oppose the Indemnitee's right to seek any such adjudication or award in arbitration or any other claim. Such judicial proceeding or arbitration shall be made de novo and the Indemnitee shall not be prejudiced by reason of a determination (if so made) that he is not entitled to indemnification. If a determination is made or deemed to have been made pursuant to the terms of Section 7 or Section 8 hereof that the Indemnitee is entitled to indemnification, the Corporation shall be bound by such determination and shall be precluded from asserting that such determination has not been made or that the procedure by which such determination was made is not valid, binding and enforceable. The Corporation further agrees to stipulate in any such court or before any such arbitrator that the Corporation is bound by all the provisions of this Agreement and is precluded from making any assertions to the contrary. If the court or arbitrator shall determine that the Indemnitee is entitled to any indemnification hereunder, the Corporation shall pay all reasonable expenses (including attorneys' fees) and costs actually incurred by the Indemnitee in connection with such adjudication or award in arbitration (including, but not limited to, any appellate proceedings).

11.      NOTIFICATION AND DEFENSE OF CLAIM

         Promptly after receipt by the Indemnitee of notice of the commencement of any action, suit or proceeding, the Indemnitee will, if a claim in respect thereof is to be made against the Corporation under this Agreement, notify the Corporation in writing of the commencement thereof, but the omission to so notify the Corporation will not relieve the Corporation from any liability that it may have to the Indemnitee otherwise than under this Agreement. Notwithstanding any other provision of this Agreement, with respect to any such action, suit or proceeding as to which the Indemnitee gives notice to the Corporation of the commencement thereof:

(i) The Corporation will be entitled to participate therein at its own expense; and

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(ii) Except as otherwise provided in this Section 11(b), to the extent that it may wish, the Corporation, jointly with any other indemnifying party similarly notified, shall be entitled to assume the defense thereof, with counsel satisfactory to the Indemnitee. After notice from the Corporation to the Indemnitee of its election to so assume the defense thereof, the Corporation shall not be liable to the Indemnitee under this Agreement for any legal or other expenses subsequently incurred by the Indemnitee in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. The Indemnitee shall have the right to employ his own counsel in such action, suit or proceeding, but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of the Indemnitee unless (i) the employment of counsel by the Indemnitee has been authorized by the Corporation, (ii) the Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Corporation and the Indemnitee in the conduct of the defense of such action, or (iii) the Corporation shall not in fact have employed counsel to assume the defense of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the Corporation. The Corporation shall not be entitled to assume the defense of any action, suit or proceeding brought by or on behalf of the Corporation or as to which the Indemnitee shall have reached the conclusion provided for in clause (ii) above.

(iii) The Corporation shall not be liable to indemnify the Indemnitee under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent. The Corporation shall not settle any action or claim in any manner that would impose any penalty or limitation on the Indemnitee without the Indemnitee's written consent. Neither the Corporation nor the Indemnitee will unreasonably withhold their consent to any proposed settlement.

12.      OTHER RIGHTS TO INDEMNIFICATION

         The indemnification and advancement of expenses (including attorneys' fees) and costs provided by this Agreement shall not be deemed exclusive of any other rights to which the Indemnitee may now or in the future be entitled under any provision of the Bylaws of the Corporation, any provision of the Certificate of Incorporation of the Corporation, any vote of stockholders or Disinterested Directors, any provision of law or otherwise.

13.      ATTORNEYS' FEES AND OTHER EXPENSES TO ENFORCE AGREEMENT

         In the event that the Indemnitee is subject to or intervenes in any proceeding in which the validity or enforceability of this Agreement is at issue or seeks an adjudication or award in arbitration to enforce his rights under, or to recover damages for breach of, this Agreement, the Indemnitee, if he prevails in whole or in part in such action, shall be entitled to recover from the Corporation and shall be indemnified by the Corporation against any actual expenses for attorneys' fees and disbursements reasonably incurred by him.

14.      DURATION OF AGREEMENT

         This Agreement shall continue until and terminate upon the later of:
(a) five years after the Indemnitee has ceased to occupy any of the positions or have any relationship described in Sections 3 and 4 of this Agreement, and (b) the final termination of all pending or threatened actions, suits, proceedings or investigations to which the Indemnitee may be subject by reason of the fact that he is or was a director, officer, employee, agent or fiduciary of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee, agent or fiduciary of any other entity, including, but not limited to, another corporation, partnership, joint venture or trust, or by reason of any act or omission by him in any such capacity. The indemnification provided under this Agreement shall continue as to the Indemnitee even though he may have ceased to be a director or officer of the Corporation. This Agreement shall be binding upon the Corporation and its successors and assigns and shall inure to the benefit of the Indemnitee and his spouse, successors, assigns, heirs, devisees, executors, administrators or other legal representatives.

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15.      SEVERABILITY

         If any provision or provisions of this Agreement shall be held invalid, illegal or unenforceable for any reason whatsoever, (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including, but not limited to, all portions of any Sections of this Agreement containing any such provision held to be invalid, illegal, or unenforceable) shall not in any way be affected or impaired thereby, and (b) to the fullest extent possible, the provisions of this Agreement (including, but not limited to, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifest by the provision held invalid, illegal or unenforceable.

16.      COUNTERPARTS

         This Agreement may be executed in counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought shall be required to be produced to evidence the existence of this Agreement.

17.      CAPTIONS

         The captions and headings used in this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

18.      DEFINITIONS

         For purposes of this Agreement: "Disinterested Director" shall mean a Director of the Corporation who is not or was not a party to the action, suit, investigation or proceeding in respect of which indemnification is being sought by the Indemnitee. "Independent Counsel" shall mean a law firm or a member of a law firm that neither is presently nor in the past five years has been retained to represent: (i) the Corporation or the Indemnitee in any matter material to either such party, or (ii) any other party to the action, suit, investigation or proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Corporation or the Indemnitee in an action to determine the Indemnitee's right to indemnification under this Agreement.

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19.      MODIFICATION AND WAIVER

         No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

20.      NOTICES

         All notices, requests, demands or other communications hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered by hand with receipt acknowledged by the party to whom said notice or other communication shall have been directed or if (ii) mailed by certified or registered mail, return receipt requested, with postage prepaid, on the date shown on the return receipt:

         If to the Indemnitee, to:          Walter O'Brien

         If to the Corporation, to:         American Environmental Energy, Inc.
                                            Attention:  Secretary

or to such other address as may be furnished to the Indemnitee by the Corporation or to the Corporation by the Indemnitee, as the case may be.

21.      GOVERNING LAW

         The parties hereto agree that this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Nevada, applied without giving effect to any conflicts-of-law principles.
IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.



AMERICAN ENVIRONMENTAL ENERGY, INC.

By:      /s/ BRENT A. BREWER
    -------------------------------------------------
         Brent A. Brewer, CEO and President

INDEMNITEE

By:      /s/ WALTER O'BRIEN
    -------------------------------------------------
         Walter O'Brien

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